EQUITY METHOD INVESTMENTS	12 Months Ended
Dec. 31, 2018
EQUITY METHOD INVESTMENTS [Abstract]
EQUITY METHOD INVESTMENTS	EQUITY METHOD INVESTMENTS
Our consolidated net income includes our Company's proportionate share of the net income or loss of our equity method investees. When we record our proportionate share of net income, it increases equity income (loss) — net in our consolidated statements of income and our carrying value in that investment. Conversely, when we record our proportionate share of a net loss, it decreases equity income (loss) — net in our consolidated statements of income and our carrying value in that investment. The Company's proportionate share of the net income or loss of our equity method investees includes significant operating and nonoperating items recorded by our equity method investees. These items can have a significant impact on the amount of equity income (loss) — net in our consolidated statements of income and our carrying value in those investments. Refer to Note 18 for additional information related to significant operating and nonoperating items recorded by our equity method investees. The carrying values of our equity method investments are also impacted by our proportionate share of items impacting the equity investee's AOCI.
We eliminate from our financial results all significant intercompany transactions to the extent of our ownership interest, including the intercompany portion of transactions with equity method investees.
The Company's equity method investments include, but are not limited to, our ownership interests in CCEP, Monster, AC Bebidas, Coca-Cola FEMSA, Coca-Cola HBC AG ("Coca-Cola Hellenic"), and Coca-Cola Bottlers Japan Holdings Inc. ("CCBJHI"). As of December 31, 2018, we owned approximately 19 percent, 19 percent, 20 percent, 28 percent, 23 percent and 18 percent, respectively, of these companies' outstanding shares. As of December 31, 2018, our investments in our equity method investees in the aggregate exceeded our proportionate share of the net assets of these equity method investees by $9,071 million. This difference is not amortized.
A summary of financial information for our equity method investees in the aggregate is as follows (in millions):

Year Ended December 31,[1]	2018	2017	2016
Net operating revenues	$75,482	$73,343	$58,054
Cost of goods sold	44,933	42,871	34,338
Gross profit	$30,549	$30,472	$23,716
Operating income	$7,511	$7,577	$5,652
Consolidated net income	$4,646	$4,545	$2,967
Less: Net income attributable to noncontrolling interests	101	120	78
Net income attributable to common shareowners	$4,545	$4,425	$2,889
Equity income (loss) — net	$1,008	$1,072	$835
[1] The financial information represents the results of the equity method investees during the Company's period of ownership.

December 31,	2018	2017
Current assets	$23,249	$25,034
Noncurrent assets	66,733	66,581
Total assets	$89,982	$91,615
Current liabilities	$18,100	$17,895
Noncurrent liabilities	29,144	29,987
Total liabilities	$47,244	$47,882
Equity attributable to shareowners of investees	$41,558	$41,782
Equity attributable to noncontrolling interests	1,180	1,952
Total equity	$42,738	$43,734
Company equity investment	$19,412	$20,863
Net sales to equity method investees, the majority of which are located outside the United States, were $14,799 million, $14,144 million and $10,495 million in 2018, 2017 and 2016, respectively. The increase in net sales to equity method investees in 2017 was primarily due to our acquisition of equity method investments in CCEP and AC Bebidas, as well as the integration of Coca-Cola West Co., Ltd. ("CCW") and Coca-Cola East Japan Co., Ltd. ("CCEJ") to establish CCBJHI in 2017. Refer to Note 2. Total payments, primarily marketing, made to equity method investees were $1,131 million, $930 million and $946 million in 2018, 2017 and 2016, respectively. In addition, purchases of beverage products from equity method investees were $536 million, $1,299 million and $1,857 million in 2018, 2017 and 2016, respectively. The decrease in purchases of beverage products in 2018 was primarily due to reduced purchases of Monster products as a result of North America refranchising activities. Refer to Note 2.
If valued at the December 31, 2018 quoted closing prices of shares actively traded on stock markets, the value of our equity method investments in publicly traded bottlers would have exceeded our carrying value by $6,209 million. However, the carrying value of our investment in CCBJHI exceeded the fair value of the investment as of December 31, 2018 by $164 million. Based on the length of time and the extent to which the market value has been less than our cost basis and our intent and ability to retain the investment for a period of time sufficient to allow for any anticipated recovery in market value, management determined that the decline in fair value was temporary in nature. Therefore, we did not record an impairment charge.
Net Receivables and Dividends from Equity Method Investees
Total net receivables due from equity method investees were $1,564 million and $2,052 million as of December 31, 2018 and 2017, respectively. The total amount of dividends received from equity method investees was $551 million, $443 million and $386 million for the years ended December 31, 2018, 2017 and 2016, respectively. The amount of consolidated reinvested earnings that represents undistributed earnings of investments accounted for under the equity method as of December 31, 2018 was $4,547 million.